(Exhibit 23.1)

                        INDEPENDENT ACCOUNTANTS' CONSENT


We consent to the incorporation by reference in the Registration Statement of Source Scientific, Inc. and Subsidiaries (formerly Alton Group, Inc.) on Form
S-8 (File No. 33-42609) of our report,   dated December 14, 1995, on our audit
of the consolidated financial statements as of June 30, 1995, and for the year then ended, which report is included in this Annual Report on Form 10-KSB.



COOPERS & LYBRAND L.L.P.



Newport Beach, California
December 14, 1995